UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 3, 2006


                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)


          Reckson Associates Realty Corp. - Maryland                  Reckson Associates Realty Corp. -
        Reckson Operating Partnership, L.P. - Delaware                           11-3233650
(State or other jurisdiction of incorporation or organization)      Reckson Operating Partnership, L.P. -
                                                                                 11-3233647
                                                                           (IRS Employer ID Number)
                       225 Broadhollow Road                                        11747
                        Melville, New York                                       (Zip Code)
             (Address of principal executive offices)


                                    1-13762
                           (Commission File Number)

                                (631) 694-6900
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 8.01   Other Events.

     On April 6, 2006, Reckson Associates Realty Corp. (the Company") announced that Michael Maturo has been appointed President of the Company, in addition to his current role as Chief Financial Officer and Treasurer. Mr. Maturo, age 44, has been with the Company since 1995 and currently oversees the Company's finance, accounting, treasury management, public reporting, capital markets, capital allocation and investor relations functions. In addition to his responsibilities as Chief Financial Officer, Mr. Maturo will assist Scott Rechler, the Company's Chairman and Chief Executive Officer, in developing and implementing the Company's corporate and operating strategies. Mr. Maturo also will join the Company's board of directors.

     The Company also announced that Jason Barnett has been appointed Senior Executive Vice President--Corporate Initiatives in addition to his role as General Counsel and Secretary. Mr. Barnett, age 37, joined the Company in 1996 and is currently responsible for the coordination of all legal and compliance matters. Mr. Barnett's new title reflects his broader involvement in other corporate initiatives.

     These appointments are effective as of April 3, 2006. In connection with Mr. Maturo's appointment as President of the Company, Scott Rechler ceased serving as President effective as of April 3, 2006. Mr. Rechler will continue to serve as the Company's Chairman of the Board and Chief Executive Officer.

     Information with respect to Mr. Maturo and Mr. Barnett's business experiences and transactions with the Company, as well as the descriptions of their employment and noncompetition agreements with the Company, are incorporated herein by reference to the Company's Proxy Statement for its 2005 Annual Meeting of Stockholders (filed April 19, 2005).

     In addition to the foregoing, the Company also announced certain other promotions from within its management team. Richard Conniff, who has been with the Company since 1994 and oversees the investments function, will now serve as Chairman of the Investment Committee in addition to his current role of Corporate Senior Vice President Investments. Todd Rechler, currently Corporate Senior Vice President and Managing Director, New Jersey, will now also serve as Co-Chairman of the Development Committee and Matthew Frank will now also serve as Co-Chairman of the Development Committee in addition to continuing his role as Senior Vice President Development and Design. Additionally, David Sims has joined the Company as Senior Vice President and Managing Director of the Westchester/Connecticut division.

     A copy of the Company's press release announcing these promotions and new hires is furnished as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

     99.1 Press Release of the Company, dated April 6, 2006

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RECKSON ASSOCIATES REALTY CORP.


                                    By:    /s/ Michael Maturo
                                       ---------------------------------------
                                       Michael Maturo
                                       President, Chief Financial Officer
                                       and Treasurer


                                    RECKSON OPERATING PARTNERSHIP, L.P.

                                    By: Reckson Associates Realty Corp.,
                                        its General Partner


                                    By:    /s/ Michael Maturo
                                       ---------------------------------------
                                       Michael Maturo
                                       President, Chief Financial Officer
                                       and Treasurer


Date: April 7, 2006


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